EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS
 (Unaudited)

	FOR THE THREE MONTHS ENDED MARCH 31, 2010

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$ 49.3	$ 8.6
ATWOOD FALCON	35.9	9.3
ATWOOD EAGLE	32.9	12.7
ATWOOD AURORA	11.8	5.0
ATWOOD BEACON	10.6	7.8
SEAHAWK	7.9	6.0
VICKSBURG	7.6	4.5
RICHMOND	3.1	3.7
ATWOOD SOUTHERN CROSS	-	3.1
OTHER	-	2.1
	$ 159.1	$ 62.8

	FOR THE SIX MONTHS ENDED MARCH 31, 2010

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$ 98.5	$ 17.7
ATWOOD FALCON	76.1	16.9
ATWOOD EAGLE	70.6	25.2
ATWOOD AURORA	24.0	10.9
ATWOOD BEACON	16.7	14.2
VICKSBURG	16.3	8.2
SEAHAWK	15.7	12.9
RICHMOND	5.4	7.3
ATWOOD SOUTHERN CROSS	-	6.1
OTHER	-	4.4
	$ 323.3	$ 123.8